Exhibit 10.5
無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited

CO-OPERATIVE AGREEMENT
合作協議書

Agreement No.：INF/HK/AG2015-003
協議書編號：INF/HK/AG2015-003

Party A：Infinity (Int’l) Travel Holdings Limited
甲方：無極限(國際)旅遊控股有限公司

Party B：Eco Travel Limited
乙方：綠恒生態旅遊有限公司

■	This Agreement may executed in two counter parts each in Chinese and English, each of which shall deemed equally authentic. In case of any divergence of interpretation, the Chinese text shall prevail.

■	本協議書如用中英文兩種文字寫成，兩種文字均具有同等效力。但在對其解釋產生異議時，以中文文本為准。

■	This Agreement is in 2 copies, effective since being signed / sealed by both parties.

■	本協議書共 2 份，自雙方代表簽字（蓋章）之日起生效。

■	Party A and Party B, intending to be legally bound, and in consideration of the mutual promises and covenants contained herein, agree as follows:
■	甲乙雙方根據本協議書所列條文，以及同意此合同受法律約束的情況下，一致達成協議如下：

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited

SALES AGENCY AGREEMENT
This agreement is entered into between the parties concerned on the basis of equality and mutual benefit to develop business on terms and conditions mutually agreed upon as follows:
This agreement reached by the two parties includes all its inseparable attachments and all the Terms and Conditions in both the agreement and the attachments shall have the legal effect.
1.	Contracting Parties：
Party A: Infinity (Int’l) Travel Holdings Limited ( hereinafter called " Party A "), based in Hong Kong, an associated company of Infinity (Int’l) Travel Holdings Inc, incorporated in Nevada in United States and British Columbia, Canada;
Party B: Eco Travel Limited ( hereinafter called " Party B "), based in Hong Kong, a totally owned company of HKTraveler.com Limited, registered in HKSAR;
2.	Commodity
Party B shall have rights to use the content of Party A’s ecotour themed travel lines to repackage as travel tours.  The themed travel lines are listed as below:
● Outdoor Adventure	● Bird Watching	● Hiking
● Wildlife Watching	● Photography
Party B shall have rights to sell the repackaged travel tours.
Party A shall provide exclusive ground operation services for all the repackaged travel tours sold by Party B.
(The details of the themed travel lines are listed as the attachments.)
3.	Sales Area
Party B agreed to be appointed as its travel product sales agency in its regions as stated as below:
● Hong Kong	● Macau	● Mainland China

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited
4.	Advertising & Publicity
Both Parties shall bear their own expenses for advertising and publicity within the aforementioned territory in the duration of this Agreement.  Party A shall provide his electronic travel information platform – “Yo-Travel”(www.yo-travel.com) a gateway website launched in January 2015; and Party B shall provide his electronic travel information platform – www.ecotravel.hk to maximize the effectiveness of sales promotion.
Party A owns the rights of all themed travel lines contents, images, video and promotion materials assets are for the exclusive use, unless otherwise authorized by Party A. Thereby, all themed travel lines contents, images, video and promotion materials assets are the property of Party A.
Party B may not be sold or used in any way for profit, used for any merchandising purposes, placed on any item for resale.
All themed travel lines contents, images, video and promotion materials may not be altered, reproduced for another production or used in any third party guidebook, either printed or in electronic form, unless granted special authorized by Party A.
Without authorized by Party A and obtain its written consent may not be reproduced in any form, modify, reproduce, edit, split, transfer display, publicly display and use all or part of the information contained for commercial purposes.
Party B needs to beware all the copyright terms, conditions and all legal responsibility, Party A reserves the rights to pursue.
5.	Confirmation of orders
The selling prices of Party A’s commodities shall be referred to the wholesale prices offered by Party A.  Party B has the right to set the selling prices of each themed travel lines with considering its own cost added up.  The wholesale prices are listed as the attachments.
After confirming of the order, Party B shall notify Party A immediately, so that Party B can get prepared for delivery travel service.

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited
6.	Payment
It is mutually agreed that Party B pays the amount on the basis of the aggregate amount of the wholesale prices for each tour to Party A.
Party B shall pay the full amount of wholesale prices after the team returns within the latter 1 month. The bank account of Party A is:

Bank: Hang Seng Bank	Account name: Infinity (Int’l) Travel Holdings Limited
Account number: 788343556883

(The wholesale prices are listed as the attachments.)

7.	Reports on Market Conditions
Both Parties shall forward once every three months to each side detailed reports on current market conditions and of consumers comments.
8.	Confidentiality
Except as expressly set forth herein, the parties shall maintain in confidence the Confidential Information of the other side. The parties shall not disclose such Confidential Information to any third party without the prior written consent of the other side.
Both parties shall abide by the terms of Confidentiality in this Contract and have obligation to maintain the Confidential Information after the termination of the Contract. The obligation shall end only upon the consent of the other side or only if the disclosure of the Confidential Information will not cause any loss of the other side.
9.	Validity of Agreement
This agreement, after its being signed by the parties concerned shall remain of in force for 3 years as from 2015 Apr 01 to 2018 Mar 31.  If either party wishes to extend this Agreement, he shall notice, in writing, the other party one month prior to its expiration, the matter shall be decided by consent of the parties hereto.
Should either party fail to implement the terms and conditions herein, the other party is entitled to terminate the Agreement.

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

無極限(國際)旅遊控股有限公司
Infinity (Int’l) Travel Holdings Limited
10.	Arbitration
All disputes arising from the execution of this agreement shall be settled through friendly consultations.  If both sides cannot produce legal disputes and cannot reach agreement by negotiation, both sides agree to commission a local court mediation, arbitration or litigation to resolve.
11.	Other Terms & Conditions
(A) Matters not specified in this Agreement shall be signed the separate supplementary agreements after achieving animity through consultation between both parties.

This Agreement is signed in two originals, each party holds one.
Party A (Signature):
Parties to a contract:
Date of contract:

Party B (Signature):
Parties to a contract:
Date of contract:

新界沙田安心街19號匯貿中心10樓16室	3955 0198	info@myinfinitytravel.com
Rm. 16, 10/F, New Commerce Centre, No. 19 On Sum St., Shatin, N.T.	3565 6838	www.myinfinitytravel.com

This price list is valid until 31/10/2015

Canada Theme Tour Package – Agency Price List

Agency Price List					
Items	No. of Tour	Name of Tour	Theme	Price 1 4 People	Price 2 8 People
1	INFKRB0002	加拿大西部賞鳥暨國家公園巡禮 9 天	Eco-Tourism	HK$21,500 / pax	HK$18,000 / pax
2	INFRMA0001	加拿大洛磯山戶外動感全接觸 8 天	Adventure	HK$22,000 / pax	HK$19,000 / pax
3	INFRMH0001	加拿大洛磯山經典步道大縱走 9 天	Wildlife	HK$23,000 / pax	HK$19,500 / pax
4	INFRMP0001	加拿大洛磯山自然生態攝影 9 天	Eco-Tourism	HK$23,500 / pax	HK$19,500 / pax
5	INFRMWL0002	加拿大洛磯山野生動物大追蹤 8 天	Eco-Tourism	HK$21,500 / pax	HK$17,000 / pax
6	INFRMSK0001	加拿大西部野外探險之旅 13 天	Wildlife	HK$36,000 / pax	HK$32,000 / pax

Remarks：

- For the price list of above details (included or not included items list), please refer to each tour itinerary PDF files.
- The tour cost is calculated basis of USD $, this price list shown is charges in (HKD $), in response to circumstances and will also make appropriate adjustments, if substantial volatility in case of exchange rate.
- This price list will only apply to ECO TRAVEL LIMITED

All rights reserved. Company reserves the right of final decision